The Industry Leaders Fund(TM)

                                 August 8, 2001

                 Supplement to Prospectus dated August 29, 2000



The Prospectus dated August 29, 2000 (the "Prospectus") for the Industry Leaders Fund(R) (the "Fund") is hereby revised as follows:

A. The Investment Strategy of the Fund is revised to include a requirement that all companies in which the Fund invests must have a senior debt rating of "A" or better as rated by both Moody's and Standard & Poor's. After incorporating this change, the Fund's model, which used to be called the Industry Leaders Strategy Model, is called the "Industry Leader Index(TM) ("ILI(TM)"). The effect of the change to the ILI(TM) is that the number of companies in the Fund's portfolio has fallen from 115 to 79 and the number of industries has fallen from 90 to 53. Due to the addition of the credit rating component to the Investment Strategy, the hypothetical performance table contained in the Prospectus is no longer relevant as it does not reflect the hypothetical performance of the ILI.(TM)

The Investment Strategy section of the Prospectus is revised to read as follows:

      INVESTMENT STRATEGY

      The Fund's principal investment strategy is to invest in a broad number of industries and companies with the highest common shareholders' equity ("CSE") in their respective industries while carrying a senior debt rating of "Single A or better" by Moody's Investor Service and Standard and Poor's. The Fund defines an "Industry Leader" as a company that has the highest CSE in a particular Industry and the requisite debt rating and no other company in that Industry has 98% or more of that Industry Leader's amount of CSE. To implement this investment approach, the Fund utilizes the Adviser's patent-pending proprietary Industry Leaders Strategy Model (referred to as the "Strategy Model") and its second embodiment called the Industry Leader Index(TM) ("ILI(TM)") to pursue the principal investment strategy. The companies selected by the ILI(TM) for Fund investment are predominantly leaders in their respective industries. The Fund anticipates that the investment portfolio during most periods will include approximately 79 primarily domestic companies representing approximately 53 different industries.

      The Fund investment portfolio is constructed by The Industry Leaders Index(TM) according to the following steps:

      The Industry Leaders Index(TM) Universe

      1.    Companies and industries that are listed in the Value
      Line Investment Survey(R) ("Value Line") form the starting point for identifying the companies included in the ILI(TM) universe. Value Line lists approximately 1,700 companies and classifies each company into an industry category (each, an "Industry").

      2. The ILI(TM)universe is comprised of all Value Line listed companies except for the following exclusions:

      (a) The ILI(TM) excludes from its universe companies that are in the following current Industries:

I.    Canadian Banks
II.   Canadian Energy
III.  Foreign Electronics/ Entertainment
IV.   Foreign Telecommunications
V.    Investment Companies (Closed-End Domestic)
VI.   Investment Companies (Foreign Funds)
VII.  Investment Companies (Income)

      (The particular Industries excluded may change from time to time).

      (b) The ILI(TM) excludes from its universe companies whose shares are not directly traded in the United States (e.g., American Depository Receipts, commonly referred to as "ADRs").

      (c) The ILI(TM) also excludes from its universe companies included in Value Line as Miscellaneous but which have not yet been assigned an Industry category.

      3. In establishing its universe of stocks, the ILI(TM) also adjusts the Industry category of "Banks" to include "Banks Midwest" so as to unify the banking Industry analysis. Industries and companies are included in the Strategy Model universe only for the periods during which they are listed in Value Line.

      Portfolio Allocation

      4. The ILI(TM) then identifies the CSE of each company included in the ILI(TM) universe. CSE refers to a company's assets minus its liabilities, preferred stock and minority interests. All of the foregoing information is obtained from publicly available financial statements that each company in the ILI(TM) universe is required by law to file with the United States Securities and Exchange Commission on a quarterly basis. Each financial statement identifies as separate line items, the company's assets, liabilities, preferred stock and minority interests.

      5. The ILI(TM) calculates monthly totals of CSE within each industry found in the ILI(TM) universe. The ILI(TM) requires a portfolio of companies with a senior debt rating of "Single A or better" (a "Satisfactory Company"). If the company with the largest CSE within an industry is a Satisfactory Company, then the industry is included in the ILI(TM) representing its Industry. If the company with the largest CSE does not have a senior debt rating or if the senior debt rating is below "Single A" (an "Unsatisfactory Company") then the next largest company is considered. If the company with the second largest CSE is a Satisfactory Company, then the industry is included in the

      ILI(TM) representing its Industry. If the company with the second largest CSE is an Unsatisfactory Company, then the industry is omitted from the ILI(TM).

      6. The ILI(TM)calculates a monthly grand total of CSE for all industries included in the Index's universe.

      7. By dividing the total CSE within each industry by the grand total of CSE found in the Index universe, a monthly industry investment allocation is created. For example, if the grand total of CSE was $2.9 trillion and the Industry of "Auto & Truck" had an aggregate CSE of $47.6 billion, then the ILI(TM) would allocate 1.64% of the Fund to the Auto & Truck industry.

      8.    This process is repeated for all industries in the ILI(TM).

      Specific Portfolio Investments

      9. After the Industry allocation is calculated, specific company investments are determined. Continuing the above example, if General Motors had the highest CSE and the requisite debt rating, 98% of the CSE of $29.3 billion would be $28.7 billion. Assuming no other company in the Auto & Truck industry had $28.7 billion or more in CSE and was a Satisfactory Company, the Fund would invest the entire 1.64% in General Motors common stock.

      10. In the event multiple companies are to be included in an Industry because the second place company falls within 98% of the CSE of the first chosen company and is a Satisfactory Company, the portfolio allocation is divided equally between the companies selected. For example, if 2.60% of the portfolio should be allocated to the Securities and Brokerage Industry and the analysis showed that Merrill Lynch had the highest CSE and is a Satisfactory Company, but the CSE of Morgan Stanley Dean Witter was within 98% of the CSE of Merrill Lynch and is a Satisfactory Company, the Fund would invest 1.3% of the portfolio in each of the two companies.

      11. The ILI(TM) has a portfolio allocation limit of 2.25% for any single company in an Industry whose total is less than 11%. For Industries greater than 11.25%, the limit increases to 2.5%. An Industry with a portfolio allocation greater than 2.25% requires additional representatives until the allocation is filled. For example, if the ILI(TM) has 9.0% in the Banking Industry, the minimum number of representatives for the Banking Industry would be 4 (4 times 2.25%).

      12. The 98% leader differentiation rule is also maintained with respect to portfolio investments that are made in an Industry that has a portfolio allocation greater than the 2.25%. For example, if the Electric Utility East Industry portfolio allocation is 3.17% and Southern Company is the Industry Leader, with Duke Energy as the second Industry Leader but not having its CSE equal an amount of 98% or more of the CSE of Southern Company, the

      Fund would invest 2.25% in Southern Company and the balance of the Industry portfolio allocation of 0.92% in Duke Energy. In the event that Duke Energy had its CSE equal 98% or more of the CSE of Southern Company, the Fund would divide its 3.17% Electric Utility East Industry portfolio allocation for equal investment in each of the two companies.

      13. For an Industry that is less than 2.25% of the portfolio, the ILI(TM) passes over the company with the largest CSE if it is an Unsatisfactory Company for the company with the second largest CSE, assuming it is a Satisfactory
      Company. For Industries greater than 2.25% of the portfolio, the ILI(TM) allows one company to be passed over for each 2.25% of portfolio allocation. For example: in the Telecommunication Services Industry, with 11.88% of portfolio allocation, the company with the largest CSE is AT&T, a Satisfactory Company. AT&T carries 2.5% of the portfolio (the Industry is greater than 11.25% and the maximum is increased to 2.5%). The next 2 largest CSE's are Unsatisfactory
      Companies (WorldCom and Qwest Communications), which are passed over. The next three CSE's are Satisfactory Companies (Verizon Communications, SBC Communications and BellSouth
      Corp), and are allocated 2.5% of the portfolio. The next largest CSE is Alltel Corp., a satisfactory company that carries the last 1.88% of the portfolio. If Alltel Corp. is an Unsatisfactory Company, the ILI(TM) omits the company and looks to fill the balance of the Industry's allocation in the next three largest CSE's. Since the Industry has a minimum of 5 companies to represent it, it is allowed to pass over 5 Unsatisfactory Companies. In this example, if a fifth representative was not found, the ILI(TM) would carry the fifth allocation and in cash. However, if the Industry only had 3 satisfactory companies, and had reached the sixth
      Unsatisfactory Company, the Industry would be eliminated by the ILI(TM). The ILI(TM) allows a maximum of 2.5% of cash in each Industry, although this has happened only once in the 6.5 years of back-testing.

      14. The ILI(TM) is rebalanced after the close of business on the last business day of the month. The Fund portfolio is rebalanced at the beginning of the next month. The Fund may also rebalance the portfolio intra-month. As subscriptions and redemptions occur, and in response to market movement, the Adviser has the ability to rebalance the Fund to the proper portfolio allocation.

      Portfolio Characteristics.

      As a result of following the ILI(TM), the Fund's portfolio is expected to have the following general characteristics:

      Consist of approximately 78 Industry-leading companies which represent investments in approximately 53 different Industries;

      Consist primarily of U.S. common stocks;

      Not have more than 2.25% of Fund portfolio assets in any one company, (other than the rare occasion when an Industry accounts for more than 11.25% of the universe, when the limit is 2.5%); and

      Not have the top 10 holdings exceed 25% of the Fund's portfolio.


      The portfolio constructed by the ILI(TM) is expected to be classified as "Large-Cap Value," which generally refers to a portfolio of companies having a median market capitalization similar to the S&P 500 but with lower price/earnings and price/book ratios. Notwithstanding that classification, the Fund's portfolio is also expected to contain a number of stocks that would traditionally be classified as growth companies. Growth companies add to the diversity of the Fund's portfolio. As with all Fund investments, growth industries and companies are represented in the Fund portfolio only with reference to their CSE, not their market capitalization. As a result, the Fund portfolio will hold smaller investments in growth companies than a growth or blend index fund.

      In this way, the ILI(TM) creates, allocates and maintains a broadly diversified portfolio of companies that have the highest CSE of their respective Industry.

      As noted above, the ILI(TM) is rebalanced after the close of business on the last business day of each month and the Fund portfolio is rebalanced at the beginning of the next month.
      The Adviser expects to make Fund investments and redemptions between such rebalancing (due to purchases and redemptions of Fund Shares) on a pro rata basis, so as to maintain the ILI(TM) with respect to the percentage of each stock held in the portfolio. The Adviser expects the Fund portfolio to drift marginally from the precise allocation of the ILI(TM) between monthly rebalancing, but will attempt to minimize any differences through pro rata apportionment of interim period purchases and sales.

      A list of all Industries and companies in the Fund portfolio as of June 30, 2001 is included at the end of this Prospectus as part of Exhibit A, as well as a list of all Industries analyzed by the Strategy Model during the past 14 years. Exhibit A also sets forth a list of Industries previously included in the Strategy Model, with the dates of inclusion, as well as a list of Industries previously excluded from the Strategy Model which are no longer categorized as separate Industries by Value Line.

      The ILI(TM) has been tested by comparing its results to publicly available data from the past six and a half years; however, there can be no assurance of success with respect to any future performance of the Fund.

      The Industry Leaders Fund,(R) The Industry Leaders Strategy
      Model and Claremont Investment Partners,(R) L.L.C., have no affiliation with The Value

      Line Investment Survey.(R) The Value Line Investment Survey(R) is a registered trademark of Value Line Publishing, Inc. The Value Line Investment Survey(R) makes no representation regarding the advisability of investing in the Industry Leaders Fund.(R)

      The Industry Leaders Fund(R) and The Industry Leaders Strategy Model are trademarks of Claremont Investment Partners,(R) L.L.C.

B.    The Expense Table in the Prospectus is revised to read as follows:

                        Annual Fund Operating Expenses
                (expenses that are deducted from Fund assets)

        ---------------------------------------------------------------
                                                Class D      Class I
        ---------------------------------------------------------------
        Management Fees                          0.70%        0.70%
        ---------------------------------------------------------------
        Distribution Plan (12b-1) Fees           None          None
        ---------------------------------------------------------------
        Other Fund Expenses(3)                   0.25%         None
        ---------------------------------------------------------------
        Total Annual Fund Operating              0.95%        0.70%
        Expenses
        ---------------------------------------------------------------

      (1) "Load" is another name for a sales charge. Two classes of Fund shares (the "Shares") are available for prospective investors who wish to invest in the Fund: Class D Shares, for purchase by advised investors and self-directed investors, and Class I Shares, for purchase by institutional investors.
      (2) Redemption fees are charged if you redeem Class D Shares held for less than six months. Redemption fees are paid to the Fund. The redemption fees are charged as a percentage equal to the lesser of the net asset value at the time of purchase of the Shares being redeemed or the net asset value of such Shares at the time of redemption.
      (3) Until June 5, 2001, the Fund had a Rule 12b-1 Distribution Plan pursuant to which the Fund could charge Class D Shares up to 0.25% per year for Class D distribution expenses. Effective June 5, 2001, the Rule 12b-1 Distribution Plan was terminated and a new Shareholder Servicing Plan was adopted pursuant to which the Fund may make payment to shareholder servicing agents and providers, including the Fund's investment adviser, of up to 0.25% of average daily net assets of the Class D Shares.

C. The Fund has terminated its Rule 12b-1 Distribution Plan and adopted a Shareholder Servicing Plan and Agreement. No increase in fees or expenses is associated with this change.

The Distribution Plan section of the Prospectus has been deleted and a new section entitled Shareholder Services Arrangements has been added and reads as follows:

      The Fund has adopted a Shareholder Servicing Plan for its Class D Shares. The Shareholder Servicing Plan allows the Fund or its Distributor to pay shareholder servicing agents an annual fee of up to 0.25% of the average daily net assets of the Class D Shares for personal shareholder services and for maintaining shareholder accounts.

      The fee paid to a shareholder servicing agent may exceed the actual costs incurred by such agent in connection with the provision of shareholder services. From time to time, a shareholder servicing agent may voluntarily reduce all or a portion of its fee under the Shareholder Servicing Plan to increase the net income of the Class D Shares available for distribution as dividends. A shareholder servicing agent may not seek reimbursement of such reduced fees after the end of the fiscal year in which its fees were reduced. The voluntary reduction of any shareholder servicing agent's fee will cause the total return of the Class D Shares to be higher than it would otherwise be in the absence of such a fee reduction. Because Shareholder Servicing Plan fees are paid out of the Fund's assets on an on-going basis, these fees will increase the cost of Class D share investment and may cost you more than paying other types of sales charges.

D.    Exhibit A of the Prospectus is replaced as follows:

                                    Exhibit A
                             Industry Leaders Index
                     List of Companies Included in the Index
                                    6/30/2001

                                                                          Portfolio
                                                                         Percentage
                                                                         -----------

Advertising                       Interpublic Group Cos. Inc.             0.1898%
Aerospace/Defense                 Boeing Co                               1.4907%
Apparel                           VF Corporation                          0.3166%
Auto & Truck                      General Motors Corp                     1.6782%
Bank                              Bank of America Corp                    2.2500%
Bank                              JP Morgan Chase & Co                    2.2500%
Bank                              Wells Fargo & Co                        2.2500%
Bank                              Bank One Corp                           1.6855%
Bank                              FleetBoston Financial Corp              1.6855%
Beverage (Alcoholic)              Anheuser-Busch Companies Inc.           0.2511%
Beverage (Soft Drinks)            Coca-Cola Co                            0.8088%
Cement & Aggregates               Vulcan Materials Co.                    0.1922%
Chemical - Basic                  Du Pont (E.I.) de Nemours & Co          0.8964%
Chemical Diversified              Minnesota Mining & Manufacturing Company0.7154%
Chemical Specialty                Rohm & Haas Co                          0.7643%
Computer and Peripherals          International Business Machines Corp    2.2500%
Computer and Peripherals          Hewlett-Packard Co                      2.0821%
Computer Software & Services      Microsoft Corp                          2.2500%
Computer Software & Services      Electronic Data Systems Corp            1.4009%
Diversified                       Honeywell International Inc             2.2148%
Drug                              Pfizer Inc                              2.2500%
Drug                              Merck & Co Inc                          0.8190%
Electric Utility East             Southern Co/The                         2.2500%
Electric Utility East             Duke Energy Corp                        0.9254%
Electric Utility West             XCEL Energy Inc                         0.7966%
Electrical Equipment              General Electric Co                     2.2500%
Electrical Equipment              Emerson Electric Co.                    0.6345%
Financial Services Diversified    American International Group            2.2500%
Financial Services Diversified    Citigroup Inc                           2.2500%
Financial Services Diversified    Fannie Mae                              2.2500%
Financial Services Diversified    American Express Co                     0.7341%
Financial Services Diversified    Loews Corp                              0.7341%
Food Processing                   Unilever NV                             1.3081%
Food Wholesalers                  Sysco Corp                              0.1706%

                                                                          Portfolio
                                                                         Percentage
                                                                         -----------
Furniture/Home Furnishings        Leggett & Platt Inc.                    0.2612%
Gold/Silver Mining                Barrick Gold Corp.                      0.2414%
Household Products                Procter & Gamble Co                     0.8516%
Insurance - Life                  Metlife Inc                             1.7008%
Insurance - Property &  Casualty  Allstate Corp                           2.2500%
Insurance - Property &  Casualty  Berkshire Hathaway Inc.                 2.2500%
Insurance - Property &  Casualty  Chubb Corp                              0.3840%
Machinery                         Caterpillar Inc                         1.1501%
Medical Services                  Cigna Corp                              1.6478%
Medical Supplies                  Johnson & Johnson                       2.2500%
Medical Supplies                  Abbott Laboratories                     0.0200%
Metal Fabricating                 Illinois Tool Works                     0.3646%
Metals & Mining                   Alcoa Inc                               0.7548%
Natural Gas Distribution          KeySpan Corporation                     0.4274%
Newspaper                         Tribune Co                              0.7169%
Paper & Forest Products           Weyerhaeuser Co                         1.5265%
Petroleum Integrated              Chevron Corp                            2.2500%
Petroleum Integrated              Exxon Mobil Corp                        2.2500%
Petroleum Integrated              Texaco Inc                              1.8593%
Pharmacy Services                 Walgreen Co.                            0.3634%
Precision Instrument              Eastman Kodak Co.                       0.7727%
Publishing                        McGraw-Hill Companies Inc               0.2310%
Recreation                        Carnival Corp                           0.6845%
Restaurant                        McDonald's Corp                         0.6798%
Retail Building Supply            Home Depot Inc                          0.7784%
Retail Special Lines              Gap Inc/The                             1.3269%
Retail Store                      Wal-Mart Stores Inc.                    2.2500%
Retail Store                      Sears, Roebuck And Co.                  0.6243%
Securities Brokerage              Merrill Lynch & Co Inc                  1.3010%
Securities Brokerage              Morgan Stanley Dean Witter & Company    1.3010%
Semiconductor                     Intel Corp                              2.2500%
Semiconductor                     Motorola Inc                            1.6259%
Semiconductor Capital Equipment   Applied Materials Inc.                  0.4531%
Shoe                              Nike Inc                                0.2017%
Steel General                     Nucor Corp.                             0.1872%
Telecommunications Service        AT&T Corp                               2.5000%
Telecommunications Service        BellSouth Corp                          2.5000%
Telecommunications Service        SBC Communications Inc                  2.5000%
Telecommunications Service        Verizon Communications Inc              2.5000%
Telecommunications Service        Alltel Corp.                            1.8383%
Thrift                            Golden West Financial Corp.             1.1771%


                                                                          Portfolio
                                                                         Percentage
                                                                         -----------
Tobacco                           Philip Morris Companies Inc             0.8293%
Toiletries/Cosmetics              Gillette Company                        0.1527%
Trucking & Transport Leasing      United Parcel Service Inc.              0.5704%
                                                                        100.0000%

                                         Portfolio
                                        Percentage
                                        ----------

Telecommunications Service                11.8383%
Bank                                      10.1210%
Financial Services Diversified             8.2183%
Petroleum Integrated                       6.3593%
Insurance - Property &  Casualty           4.8840%
Computer and Peripherals                   4.3321%
Semiconductor                              3.8759%
Computer Software & Services               3.6509%
Electric Utility East                      3.1754%
Drug                                       3.0690%
Electrical Equipment                       2.8845%
Retail Store                               2.8743%
Securities Brokerage                       2.6020%
Medical Supplies                           2.2700%
Diversified                                2.2148%
Insurance - Life                           1.7008%
Auto & Truck                               1.6782%
Medical Services                           1.6478%
Paper & Forest Products                    1.5265%
Aerospace/Defense                          1.4907%
Retail Special Lines                       1.3269%
Food Processing                            1.3081%
Thrift                                     1.1771%
Machinery                                  1.1501%
Chemical - Basic                           0.8964%
Household Products                         0.8516%
Tobacco                                    0.8293%
Beverage (Soft Drinks)                     0.8088%
Electric Utility West                      0.7966%
Retail Building Supply                     0.7784%
Precision Instrument                       0.7727%
Chemical Specialty                         0.7643%
Metals & Mining                            0.7548%
Newspaper                                  0.7169%
Chemical Diversified                       0.7154%
Recreation                                 0.6845%
Restaurant                                 0.6798%
Trucking & Transport Leasing               0.5704%
Semiconductor Capital Equipment            0.4531%
Natural Gas Distribution                   0.4274%
Metal Fabricating                          0.3646%
Pharmacy Services                          0.3634%
Apparel                                    0.3166%
Furniture/Home Furnishings                 0.2612%
Beverage (Alcoholic)                       0.2511%
Gold/Silver Mining                         0.2414%
Publishing                                 0.2310%
Shoe                                       0.2017%
Cement & Aggregates                        0.1922%
Advertising                                0.1898%
Steel General                              0.1872%
Food Wholesalers                           0.1706%
Toiletries/Cosmetics                       0.1527%
                                         100.0000%